Exhibit 99.1

December 6, 2011 Stonewall Resort Roanoke, West Virginia MarkWest Overview West Virginia Governor’s Energy Summit

Forward-Looking Statements This presentation contains forward-looking statements and information.  These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,”  “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.  You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents.  If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected.  Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to:  Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell;  Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts;   Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint SOUTHWEST Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville   1.6 Bcf/d gathering capacity 655 MMcf/d processing capacity Arkoma Connector Pipeline JV NORTHEAST Huron/Berea Shale 505 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 285,000 barrel propane  storage  NGL marketing by truck, rail, & barge Infrastructure under construction Langley processing expansion Complete Ranger NGL pipeline   LIBERTY Marcellus Shale JV with The Energy & Minerals Group 325 MMcf/d gathering capacity 625 MMcf/d cryogenic processing  60,000 Bbl/d C3+ fractionator Infrastructure under construction 520 MMcf/d processing capacity 75,000 Bbl/d de-ethanization 50,000 Bbl/d Mariner West project   GULF COAST 140 MMcf/d cryogenic gas plant  processing refinery off-gas 29,000 Bbl/d NGL fractionation capacity NGL marketing and transportation 3

Growth Driven by Customer Satisfaction 4 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus Competitive advantages Significant first mover advantage in the prolific Marcellus Shale with  key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, storage,  and marketing infrastructure On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage Extensive NGL marketing experience in the Northeast Market Access Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to  Sarnia, Ontario markets under construction Gas gathering capacity 325 MMcf/d gathering capacity More than 200 miles of pipe and 72,000 hp of compression Cryogenic gas processing capacity 625 MMcf/d current capacity 1.15 Bcf/d by mid-2012 NGL fractionation capacity 60,000 Bbl/d C3+ fractionation capacity 75,000 Bbl/d de-ethanization facility under construction 5

MarkWest Liberty Project Schedule 6 Mobley Processing Complex Under Construction Mobley I (2Q12)                      120 MMcf/d Mobley II (3Q12)                      200 MMcf/d NGL Pipeline to Majorsville (2Q12) Majorsville Processing Complex Majorsville I and II                      270 MMcf/d NGL Pipeline to Houston   Houston Processing and Fractionation Complex  Houston I, II, and III                      355 MMcf/d C3+ fractionation                 60,000 Bbl/day C3 pipeline                                          TEPPCO deliveries NGL Storage                                                   1.3MM bbls Truck loading                               8 bays  Under Construction Rail Loading (4Q11)                   200 Rail Cars De-ethanization (3Q13)                             75,000 Bbl/day Mariner West ethane pipeline (3Q13)       50,000 Bbl/day    MarkWest Liberty is developing integrated and scalable gathering, processing,  fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d Sherwood Processing Complex Under Construction Sherwood I (3Q12)                      200 MMcf/d NGL Pipeline to Mobley (3Q12) TEPPCO PRODUCTS PIPELINE Majorsville I,II Houston I,II,III Mobley I, II Sherwood I MARINER WEST

Significant Forecasted Growth in Cryogenic Processing Capacity MW Liberty Planned Processing Capacity MW Liberty Future Processing Capacity 7

Gross Value of Natural Gas Liquids (NGL’s) Component Mole Fraction-% Value-Sold as Gas-$/Dth^ Value- Ethane Rejection $/Dth* Uplift-Sold as NGL-$/Dth Methane-C1 70 2.63 2.63 2.63 Ethane-C2 15 0.55 0.55 1.85 Propane-C3 5 0.19 0.74 0.74 Butane-C4 5 0.19 1.05 1.05 Condensate-C5+ 5 0.19 0.98 0.98 Total 100 $3.75 $5.95 $7.25 8 ^ NYMEX 12 Month Strip (Henry Hub) * Mt. Belvieu Spot Market-12/1/11

Extensive NGL Infrastructure MarkWest Liberty’s processing complexes are interconnected via an extensive, integrated pipeline system that delivers NGLs to the Houston complex for fractionation and storage The NGL pipeline system will increase to ~100 miles by the end of 2012 In August 2011, the Houston fractionator began operations with an initial capacity of 60,000 Bbl/d of C3+ With the addition of 75,000 Bbl/d of de-ethanization at the Houston and Majorsville processing complexes in mid-2013, MarkWest Liberty will provide producers with significant ethane flexibility to optimize ethane recovery based on market conditions and contractual commitments Producers can opt to recover ‘must-recover’ ethane to meet pipeline specs or to recover the maximum total recoverable ethane 9

10 MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system In September, MarkWest Liberty announced the development of up to three large de-ethanizers at its Houston and Majorsville processing complexes The first phase will have capacity of ~75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West The second phase will increase the capacity to more than 115,000 Bbl/d of ethane MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston   MarkWest Liberty’s Processing Complexes Support Ethane Recovery MW Liberty Planned Ethane Fractionation Capacity  MW Liberty Must Recover Ethane MW Liberty Total Recoverable Ethane

Marcellus Ethane – A Third-Party Viewpoint 11 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo

Ethane Export Solutions 12

Project Mariner 13 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics are developing efficient and scalable ethane projects that meet producers’ ethane production schedules and provide access to attractive NGL markets in North America and Europe  Project Mariner requires minimal pipeline construction – a combined total of approximately 85 miles of new pipe is required to deliver ethane to the Sarnia, Gulf Coast, and European markets Project Mariner will have access to ethane storage at Sarnia and would construct ethane storage at Philadelphia and the Gulf Coast near Nederland, Texas  Mariner West is scheduled to come online in mid-2013 for transportation to Sarnia, with potential future ethane deliveries to favorable European and Gulf Coast markets via Mariner East The capacity of Sunoco Logistics’ 8-inch pipeline to Philadelphia can be increased to meet increased demand 14 Sarnia Pittsburgh Gulf Coast Philadelphia

Enterprise Product Partners (TEPPCo) 15 Enterprise Ethane Project New MarkWest Liberty Pipeline MarkWest Houston Fractionator

MarkWest Liberty Propane Supply and Distribution 16 MarkWest Liberty has invested significant capital to develop a world-class NGL fractionation, storage, and marketing complex with pipeline, rail, and truck facilities  Northeast markets can support significant propane sales from the Marcellus  The potential shut-down of Philadelphia-area refiners would have the effect of significantly reducing the propane supply in the Northeast

17 MarkWest Liberty Isobutane and Natural Gasoline Supply and Distribution MarkWest Liberty continues to develop pipeline, rail, and truck markets to further optimize NGL sales in the Northeast markets The potential shut-down of the Philadelphia-area refiners will impact the demand for isobutane However, we believe the demand for isobutane in the Midwest and Northeast far exceeds the production of isobutane in the Marcellus We believe that Marcellus isobutane will continue to receive premium prices relative to the Belvieu market The potential shut-down of the Philadelphia-area refiners may increase available pipeline capacity for natural gasoline into the New York harbor and other Northeast markets MarkWest is one of the largest suppliers of high-purity natural gasoline into the ethanol diluent market in the Northeast We expect a significant portion of Marcellus natural gasoline will continue to be consumed as a crude diluent in Western Canada

In the Heart of the Shale Opportunities 18 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 19